UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-22504

Clark Fork Trust

 (Exact Name of Registrant as Specified in Charter)

218 East Front Street, Suite 205, Missoula, Montana 59802

 (Address of Principal Executive Offices)  (Zip Code)

Capitol Services, Inc.

615 S. Dupont Hwy, Dover, DE 19901

 (Name and Address of Agent for Service)

With Copies To:

John H. Lively

Practus, LLP

11300 Tomahawk Creek Pkwy., Suite 310

Leawood, KS 66211

Registrant’s Telephone Number, including Area Code:  (406) 541-0130

Date of fiscal year end: May 31

Date of reporting period: May 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSRS in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

TARKIO FUND

(TARKX)

CLARK FORK TRUST

ANNUAL REPORT

MAY 31, 2022

TARKIO FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

MAY 31, 2022 (UNAUDITED)

The investment strategy of the Tarkio Fund (the “Fund”) is to use our 6-part criteria to identify companies whose leaders and whose culture can, over time, give them a competitive advantage (including by engaging employees, delighting customers, adapting and innovating, continuously achieving efficiencies, and continually improving in general). As the Fund’s advisor, our qualitative review of each portfolio company during the fiscal year ending May 31, 2022, was, as always, substantially focused on culture, where we attempted to identify the following management and cultural characteristics:

1.

Humility, integrity, and trust;

2.

Long-term focus;

3.

Passion and purpose;

4.

Teamwork: cooperation, not competition;

5.

Employee empowerment: driving fear out of the organization; and

6.

Disciplined capital allocation.

As has been our historical practice, once those companies are identified, we attempted to purchase their stocks at attractive prices as a long-term owner of the business based upon our assessment of the potential cash flows of the business for as far out into the future as we think we can see. If we believe we have accomplished those two things (purchasing companies that fit our criteria at attractive prices), then our intention is to continue to hold those positions indefinitely. Our primary focus is to continue to research and evaluate the company’s management and culture compared to our criteria. Whether we sell to reduce or to eliminate a position is predicated upon whether and to what extent the company may drift away from our criteria. Other than that, our intention is to hold through whatever may occur, including short-term economic cycles and geopolitical and macroeconomic events.

The Fund’s performance during the fiscal year ending May 31, 2022, was influenced by investor sentiment in the broader market, with COVID-19 and supply chain fears during the summer of 2021 easing in the fall, only to be replaced by fears of inflation beginning in early 2022 and escalating with Russia’s invasion of Ukraine. While the downs and ups of the Fund generally followed the timing of the overall market throughout the fiscal year, the magnitude of the Fund’s downs – as is often the case – were typically more than those of the S&P 500® Index during the period. As a result, the Fund’s fiscal year performance was down 16.95 while the S&P 500® Index was down 0.32% during the same period. The companies with the largest share price declines affecting the Fund’s performance during the period were The Manitowoc Company (MTW, -50%), The Container Store (TCS, -43%), Cognex Corporation (CGNX, -39%), and MillerKnoll (MLKN -37%).  The Fund’s best performers over the period were Parker Hannifin Corporation (PH, +45%), Nucor Corporation (NUE, +29%), Costco (COST, +23%), and Fairfax Financial (FRFHF, +18%). Moreover, the stock prices of all of the companies in the Fund’s portfolio were subject to a high degree of volatility throughout the period, just like the rest of the market in general.

As a result of these significant price fluctuations, the Fund’s adviser was able to reposition a substantial portion of the Fund’s assets into companies that we believe represented very high quality and very good value. The Fund was able to purchase a substantial amount of additional stock in a number of what we believe to be the Fund’s

Annual Report |  1

TARKIO FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE (CONTINUED)

MAY 31, 2022 (UNAUDITED)

highest quality holdings at prices that we believe will provide significant increased value for the Fund’s long-term shareholders, including MTW, TCS, CGNX, MLKN, Vontier Corp (VNT), Global Payments (GPN), and Chipotle (CMG).

Although this is primarily a review of fiscal year ending May 31, 2022, we manage the Fund with a multi-year time horizon in mind. We believe that the significant market dislocation in 2021 and first part of 2022, due to various geopolitical and macroeconomic events, represent a reaction to short-term, temporary conditions. In response to that market dislocation, we tried very hard to take advantage of the values that we believe exist in many of the Fund’s current holdings. We believe we are in a better position than ever to continue to build and compound meaningful wealth for our long-term partners/shareholders in the Fund.

For a more thorough understanding of our investment process, including a fuller description of our investment criteria and how we apply these criteria to our particular companies, we encourage you to read our past shareholder letters, available at www.tarkiofund.com/shareholder-info, as well as the Fund’s Prospectus, which can be obtained by calling 866-738-3629 or downloaded at www.tarkiofund.com. The last two investor letters are attached to this MDFP as exhibits for reference. We note our past shareholder letters are typically included with our quarterly account statements for shareholders that invest directly with the Fund.

We thank you for your investment in The Tarkio Fund.

Sincerely,

The Tarkio Team

Annual Report |  2

TARKIO FUND

SHAREHOLDER LETTER (CONTINUED)

QUARTER 2, 2022 (UNAUDITED)

A No-Load Mutual Fund Managed by:

Front Street Capital Management, Inc.

April 30, 2022

We thought it would be appropriate this quarter to give an update on one of our favorite holdings, The Manitowoc Company. Our initial letter on Manitowoc (dated June 30th, 2019) is included for your reference.  The background we laid out at the time is still as valid today, but we feel that the company’s lean journey during the past three years has elevated Manitowoc into a world class organization.

As mentioned in the 2019 letter, Barry Pennypacker was involved early in the development of the Danaher Business System. Barry and his team went on to use that experience to transform several companies, most notably Gardner Denver (now a subsidiary of Ingersoll Rand). Part of that team was a young protégé named Aaron Ravenscroft. Aaron started his career as a sell side analyst with Cliff Ransom, head of research at Janney Montgomery at the time and an expert on lean management. (There is a podcast interview with Cliff on our Front Street Capital Website that we highly recommend). Although we had not yet met Aaron, we had been constantly hearing about this brilliant young leader waiting in the wings. In August 2020, Barry retired as CEO of Manitowoc, making way for Aaron to take the mantle.

In other cases, we have seen lean implemented (with varying success) using complex terminology and acronyms. We believe this lends itself to demonstrating the qualifications of the “lean instructor” rather than getting buy-in from the whole team. Aaron’s approach to Manitowoc’s lean transformation on the other hand, breaks down the process into understandable concepts so everyone in the organization can relate and implement. They call this approach “The Manitowoc Way,” and it harnesses the genius and engagement of each employee to drive long-term continuous improvement. We have had the privilege of living with Aaron’s leadership for almost two years now, and we could not be more impressed. We are confident Aaron has continuously improved upon the foundation Barry built and, at this time, we believe Manitowoc is as proficient in lean as any company in our portfolio (which is saying a lot).

At 42 years old, Aaron is savvy beyond his years. Barry was a strong personality, and we know working under his wing was in some ways challenging for a young manager. But we believe that experience steeled and prepared Aaron in a unique way for such a young CEO. In addition, we believe his Wall Street background gives him a unique perspective on the short-term pressures that can be detrimental to leading a company. It takes courage to ignore these pressures and do what is best for the long-term. We believe great companies are led by CEO’s who can stay focused on continually improving the company’s ability to compound long-term free cash flow, rather than maximize quarterly earnings. Aaron has already proven his resolve in this regard.

Annual Report |  3

TARKIO FUND

SHAREHOLDER LETTER (CONTINUED)

QUARTER 2, 2022 (UNAUDITED)

Barry’s (and by association Aaron’s) roots were born in the Danaher business model. A large part of that model is the astute allocation of capital, particularly regarding acquisitions. The core of lean management lies in the transformation to a collaborative, empowered organization. Great operators can acquire other companies, transform their culture, increase their free cash flow, and repeat. The result of this process can be a sustainable, long term compounding machine. Aaron has already shown his understanding and commitment to this model. Manitowoc has made two strategic acquisitions already during his short tenure. Again, at 42 years old, we believe we are at the embryonic stage of what could be a long journey of compounding.

The crane industry is a cyclical business that has not had a meaningful upcycle since the great recession of 2009. Manitowoc has made monumental improvements in terms of operating efficiency and free cash flow generation since Barry’s arrival in 2016 that have been overshadowed by the state of the industry dynamics. As such, the most significant financial benefits from this work have yet to be realized as the company’s more efficient operating structure has not had the added revenue to really show results yet. With cyclical industries, often the longer the cycle stays down, the greater the upcycle. In the crane industry this is because you can only repair an old machine so many times before buying a new one is more cost effective. There is a time when just the replacement cycle of existing equipment will provide a dramatic increase in sales. We believe we are on the cusp of such a replacement cycle. In addition, we also feel this coincides with an upcycle for new construction of all types (including projects that would require cranes). Add to that the possible release of government funds for infrastructure spending, and there is the possibility of a crane super cycle over the next few years. We are confident that the dramatic improvements Barry, Aaron, and their team have made over the past six years will translate such a tailwind into meaningful free cash flow.

Over the past couple of decades, the pattern in the equipment industry has shifted toward rental companies and dealers having a larger percentage of the industry profits. Much of this shift has occurred because of the lack of new equipment sales. Many of Manitowoc’s competitors complain about this so-called injustice. Aaron, on the other hand, is doing something about it. As previously mentioned, Manitowoc has recently made two acquisitions. One company is a crane dealer, and the other company is a rental company specializing in cranes. Manitowoc should reap the benefit of improving cash flow by implementing The Manitowoc Way. And by participating in another facet of the heavy equipment industry, Manitowoc expects to increase recurring rental and service revenue, which they believe will help to smooth out some future cyclicality.  More importantly, this move will allow more Manitowoc team members to operate even closer to more of its customers, which is one of the most important drivers of The Manitowoc Way across the entire company.

Lastly, in 2019 we suggested that a fair valuation per share for a manufacturing company of this quality should be between 1 – 1.5 times sales per share. Since 2019, sales per share have increased from $47 per share to over $60 per share. The upcycle for the industry seemed ready to unfold early in 2020, but that demand became derailed by the global pandemic. Again, coming out of the pandemic shutdown late last year, orders began to accelerate before the supply chain issues of late 2021 struck the global economy. As we speak, the company has a strong backlog of orders with the industry

Annual Report |  4

TARKIO FUND

SHAREHOLDER LETTER (CONTINUED)

QUARTER 2, 2022 (UNAUDITED)

carefully watching for any positive impact from the release of U. S. infrastructure spending.

In closing, the Tarkio team is proud to be partners with the team from The Manitowoc Company. We anticipate enjoying the dual benefits of compounding our knowledge and capital alongside them for decades to come.

Thank you for your investment in the Tarkio Fund.

Sincerely,

The Tarkio Team

On April 30, 2022, MTW was 8.48% of the Tarkio Fund Portfolio at a share price of $13.24 a share.

The mention of any investments in this commentary should not be considered a recommendation to sell or purchase the security(ies) mentioned or similar investments.  Please consult an investment professional on how the purchase or sale of such investments can be implemented to meet your particular investment objective or goals.   Investments in securities and/or similar investments are subject to risks.  It is important to obtain information about and understand these risks prior to investing.

Mutual Fund investing involves risk. Such risks associated with the Tarkio Fund (including but not limited to Small/Medium Capitalization Risks, Foreign Securities Risk, Fixed Income Securities Risk, Non-Diversification Risk, and New Fund/Adviser Risk) as well as applicable investment objectives, charges and expenses must be considered carefully before investing.

An investor should consider the investment objectives, risks, charges and expenses carefully before investing. A prospectus containing this and other information may be obtained by visiting www.tarkiofund.com or by contacting 866-738-3629. We encourage you to read the prospectus before investing.

Tarkio Fund is distributed by Arbor Court Capital, LLC - Member FINRA/SIPC.

Annual Report |  5

TARKIO FUND

SHAREHOLDER LETTER

QUARTER 1, 2022 (UNAUDITED)

A No-Load Mutual Fund Managed by:

Front Street Capital Management, Inc.

Cognex is the largest percentage holding in the Tarkio Fund and has been since our inception in 2011.  We first wrote about Cognex in our third quarter 2016 shareholder letter; that letter is included in this mailing.  That letter is as accurate today as the day it was written.  The following is simply an update.

The most obvious change at Cognex since 2016 is the retirement of Dr. Bob Shillman, the companies’ founder, longtime CEO and chief culture officer.  The transition from Dr. Bob to Rob Willet has been the most seamless passing of the leadership baton I’ve seen in my forty-five-year career.  Rob came to Cognex in 2008 from another one of our prized holdings, Danaher.  According to our list of investment criteria1, Danaher may be our gold standard.  Rob soon became Chief Operating Officer of Cognex and gradually took on more responsibility over time, becoming CEO in 2011 and finally Chairman of the Board in 2021.  Rob has been visible in his role from day one, hence we have had a front row seat observing his leadership skills during good times and bad.  As we described in the 2016 letter, Cognex has the most energized (and unique) culture we have ever experienced.  In addition, Dr. Bob is a powerful personality; nothing short of a force of nature.  Rob’s ability to navigate these strong forces while simultaneously implanting his own style on the company can best be described in one word: “brilliant.”  We couldn’t be more thrilled with how Cognex’s leadership is positioned for future decades!

Cognex’s machine vision products serve a variety of industries including, most notably, logistics, consumer electronics, manufacturing (particularly auto), consumer packaging, and medical.  At this stage of the company’s evolution, Cognex’s products are primarily used when logistics or manufacturing lines are set up for either expansion or for the launch of new products.  Therefore (particularly in consumer electronics and auto manufacturing), orders can be somewhat “lumpy,” a term we affectionately use to describe a feast or famine revenue cycle.  Most companies would attempt to smooth out their lumpy results to appease Wall Street (but also reducing their long-term growth rate).  We are always happy to deal with short-term fluctuations in sales (and earnings) in order to enable our capital to compound at higher average rates over the long term.  We applauded Cognex’s courage in accepting short-term volatility in order not to compromise its long-term ability to grow.  It’s an important theme that we have communicated in past correspondences: accepting the reality that nothing of worth in business or investing (or in life for that matter) is linear.  We believe that understanding this idea is an essential discipline required to make good decisions.

________________________

1Our criteria for selecting companies for long term investment is based upon the company developing a culture that brings out the best in the human spirit by featuring:

•

Integrity – Trust – Humility

•

Long Term Focus

•

Purpose & Passion

•

Teamwork – Cooperation Not Competition

•

Employee Empowerment – Drive Fear Out of Organization

•

Disciplined Capital Allocation

Annual Report |  6

TARKIO FUND

SHAREHOLDER LETTER

QUARTER 1, 2022 (UNAUDITED)

To offset this lumpy phenomenon, Cognex manages its balance sheet with an extra margin of safety.  In the thirty-three years Front Street Capital (the manager of the Tarkio Fund) has owned Cognex, the company has never had a nickel of long-term debt and has always keep a massive war chest of cash.  As of last quarter, the company had $985,000,000 (or $5.50 per share) of cash and zero debt.

Cognex is the world’s dominant provider of machine vision software.  This software is the key value-added component – the brain – for robotic applications.  And although the company has compounded our capital at meaningful rates for over three decades, we believe robotic technology is still in its infancy.  We and our fellow “Cognoids” believe the technology is just scratching the surface regarding how machines can assist humans in performing tasks that are too dangerous, too mundane, or downright impossible for humans to perform alone.  The company has been the dominant player in machine vision software for the entire time we have held the stock.  As a result, they have the largest research and development budget in the industry targeted toward overcoming the most difficult roadblocks remaining to fully unlock the enormous potential for this technology.  In addition, they have been disciplined in concentrating their efforts tightly within their software circle of competence serving the most challenging, value added, and highest margin part of the process.

During the past couple of years, two of the company’s fastest growing customer industries (auto manufacturing and consumer electronics) have paused their expansion as they digest several years of significant growth.  The auto industry took a pause in 2019 as a trade war pushed the world into an industrial recession.  And the pandemic delayed any sort of robust comeback in 2020 and early 2021.  Now, however, the demand for vehicles (especially electric vehicles) has increased so fast that the supply chains that were temporarily shut down during the pandemic can’t keep up.  As long as there is such demand, Cognex’s business should resume its prior nonlinear upward trajectory when these supply chain issues are eased.

In the consumer electronics industry, Cognex’s largest customer released a bevy of new devices a few years ago creating a surge in Cognex’s sales as they rolled out new manufacturing lines to satisfy demand.  That large customer (a name you all know) has been riding the wave of those prior new products since.  As a result, Cognex’s orders from this customer have tailed off after that large burst.  That said, this customer is arguably the most innovative company in the world.  But they are also one of the most secretive in disclosing new future product launches; they embrace the element of surprise in releasing next generation products that can delight and change people’s lives.  One would certainly assume they will have many new and exciting devices released in the future that will need Cognex’s expertise to manufacture at scale.

Cognex’s next largest and fastest growing segment is logistics (e.g., fulfillment and shipping for online commerce).  This business has been growing at almost fifty percent per year for the last several years, albeit starting from a low base.  The size of logistics business is now hitting critical mass and should be a healthy contributor to Cognex’s growth in the near- to mid-term.  Pharmaceutical/Medical is a steady business but still a smaller percentage of revenue.  Cognex also sells to operators in Life Sciences, Solar Energy, Airport Baggage Handling, Food and Beverage, and others.  Again, one’s

Annual Report |  7

TARKIO FUND

SHAREHOLDER LETTER (CONTINUED)

QUARTER 1, 2022 (UNAUDITED)

imagination is the only limit to the industries that can and will use this technology to solve societal needs/problems in the future.

If you get a chance, please re-read the enclosed letter about Cognex from 2016, which explains a bit about how Cognex’s zany focus on theatrics, craziness, and fun create a culture of teamwork and collaboration, purpose and passion, and endless innovation.

We love that this company fulfills our management criteria in the most creative and unique way.  Their commitment to creating a culture that unleashes the human potential has been unmatched and unwavering through thick and thin.  Your capital (since the inception of The Tarkio Fund) and Front Street Capital’s investors (for over three decades) have enjoyed the fruits of Cognex’s creativity and discipline as its financial results (and hence its stock price) has compounded at more than meaningful rates: https://investor.cognex.com/stock-information/historical-price-lookup/default.aspx.

Remarkably, after three and a half decades, the potential for machine vision still appears to be in its infancy, and as they say: “The Best is Yet to Come.”

We thank you all for taking this incredible journey with us.

Warm regards,

The Tarkio Team

On March 31, 2022, CGNX was 11.38% of the Tarkio Fund Portfolio at a share price of $77.15 a share.

The mention of any investments in this commentary should not be considered a recommendation to sell or purchase the security(ies) mentioned or similar investments.  Please consult an investment professional on how the purchase or sale of such investments can be implemented to meet your particular investment objective or goals.   Investments in securities and/or similar investments are subject to risks.  It is important to obtain information about and understand these risks prior to investing.

Mutual Fund investing involves risk. Such risks associated with the Tarkio Fund (including but not limited to Small/Medium Capitalization Risks, Foreign Securities Risk, Fixed Income Securities Risk, Non-Diversification Risk, and New Fund/Adviser Risk) as well as applicable investment objectives, charges and expenses must be considered carefully before investing.

An investor should consider the investment objectives, risks, charges and expenses carefully before investing. A prospectus containing this and other information may be obtained by visiting www.tarkiofund.com or by contacting 866-738-3629. We encourage you to read the prospectus before investing.

Tarkio Fund is distributed by Arbor Court Capital, LLC - Member FINRA/SIPC.

Annual Report |  8

TARKIO FUND

PERFORMANCE ILLUSTRATION

MAY 31, 2022 (UNAUDITED)

AVERAGE ANNUAL RETURNS

	1 Year	3 Years	5 Years	Since Inception *	Ending Value
Tarkio Fund	-16.95%	15.52%	9.02%	10.71%	$ 30,374
S&P 500 ® Index	-0.32%	16.40%	13.36%	13.40%	$ 39,567

Cumulative Performance Comparison of

$10,000 Investment Since Inception *

Tarkio Fund
S&P 500 ® Index
$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
Jun-11
Nov-11
May-12
Nov-12
May-13
Nov-13
May-14
Nov-14
May-15
Nov-15
May-16
Nov-16
May-17
Nov-17
May-18
Nov-18
May-19
Nov-19
May-20
Nov-20
May-21
Nov-21
May-22

* Date of commencement of investment operations is June 28, 2011.

This chart assumes an initial investment of $10,000 made on the closing of June 28, 2011 (commencement of investment operations). Total return is based on the net change in net asset value (NAV) and assumes reinvestment of all dividends and other distributions.  Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The performance also reflects reinvestment of all dividend and capital gain distributions.  The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The Standard & Poor’s 500 ® Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

The performance information shown represents past performance and should not be interpreted as indicative of the Fund's future performance.

Annual Report |  9

TARKIO FUND

PORTFOLIO ILLUSTRATION

MAY 31, 2022 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the sectors the underlying securities represent as a percentage of the portfolio of investments.

Technology 20.47%
Basic Materials 3.76%
Communication Services 8.59%
Consumer Cyclical 13.41%
Consumer Defensive 1.36%
Financial Services 5.94%
Healthcare 8.38%
Industrials 27.90%
Money Market Fund 0.29%
Real Estate 9.90%

Sectors are categorized using Morningstar® classifications.

Annual Report |  10

TARKIO FUND

SCHEDULE OF INVESTMENTS

MAY 31, 2022

Shares		Value

COMMON STOCK - 99.53%

Communications Equipment - 1.93%
32,050	Lumentum Holdings, Inc. *	$ 2,758,864

Construction Machinery & Equipment - 8.68%
953,775	Manitowoc Co., Inc. (a) *	12,418,150

Dental Equipment & Supplies - 3.94%
130,925	Envista Holdings Corp. *	5,635,012

Drawing & Insulation of Nonferrous Wire - 1.62%
64,600	Corning, Inc.	2,313,972

Electronic & Other Electrical Equipment (No Computer Equipment) - 5.67%
103,625	General Electric Co.	8,112,801

Fire, Marine & Casualty Insurance - 4.29%
17,375	Berkshire Hathaway, Inc. Class B *	5,490,152
1,175	Fairfax Financial Holdings, Ltd. (Canada)	651,828
		6,141,980
General Industrial Machinery & Equipment - 1.99%
56,983	ESAB Corp. *	2,849,150

Industrial Instruments for Measurement, Display & Control - 13.88%
279,375	Cognex Corp.	13,527,338
24,025	Danaher Corp.	6,338,275
		19,865,613
Industrial Trucks, Tractors, Trailers & Stackers - 1.87%
75,500	Terex Corp.	2,671,945

Land Subdividers & Developers (No Cemeteries) - 9.88%
280,100	The St. Joe Co.	14,142,249

Miscellaneous Fabricated Metal Products - 1.71%
8,975	Parker Hannifin Corp.	2,442,726

Motor Vehicle Parts & Accessories - 0.39%
47,350	Modine Manufacturing Co. *	559,677

National Commercial Banks - 1.64%
10,150	Bank of America Corp.	377,580
14,900	JPMorgan Chase & Co.	1,970,227
		2,347,807
Office Furniture - 3.85%
182,225	MillerKnoll, Inc.	5,503,195

Optical Instruments & Lenses - 1.53%
35,125	II-VI, Inc. *	2,195,313

Orthopedic, Prosthetic & Surgical Appliances & Supplies - 2.64%
56,983	Enovis Corp. *	3,780,252

The accompanying notes are an integral part of these financial statements.

Annual Report |  11

TARKIO FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

MAY 31, 2022

Shares		Value

Printed Circuit Boards - 1.66%
125,025	Kimball Electronics, Inc. *	$ 2,376,725

Retail-Catalog & Mail-Order Houses - 0.03%
15	Amazon.com, Inc. *	36,063

Retail-Eating Places - 1.88%
1,920	Chipotle Mexican Grill, Inc. *	2,692,896

Retail-Home Furniture, Furnishings & Equipment Stores - 5.63%
1,045,325	The Container Store Group, Inc. (a) *	8,049,003

Retail-Variety Stores - 1.35%
4,150	Costco Wholesale Corp.	1,934,813

Services-Business Services - 3.18%
34,750	Global Payments, Inc.	4,553,640

Services-Prepackaged Software - 2.19%
88,545	National Instruments Corp.	3,127,409

Steel Works, Blast Furnaces & Rolling Mills (Coke Ovens) - 3.75%
40,525	Nucor Corp.	5,367,941

Telephone & Telegraph Apparatus - 1.73%
48,600	Ciena Corp. *	2,469,852

Telephone Communications (No Radiotelephone) - 8.57%
1,001,950	Lumen Technologies, Inc.	12,263,868

Textile Mills Products - 1.62%
160,925	Interface, Inc.	2,315,711

Totalizing Fluid Meters & Counting Devices - 1.98%
105,825	Vontier Corp.	2,838,227

Trucking (No Local) - 0.45%
170,450	Yellow Corp. *	644,301

TOTAL FOR COMMON STOCK (Cost $96,628,340) - 99.53%		142,409,155

MONEY MARKET FUND - 0.27%
386,855	Federated Government Obligations Fund - Institutional Class 0.04% ** (Cost $386,855)	386,855

TOTAL INVESTMENTS (Cost $97,015,195) - 99.80%		142,796,010

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.20%		282,645

NET ASSETS - 100.00%		$ 143,078,655

* Non-income producing securities during the period.

** The rate shown represents the 7-day yield at May 31, 2022.

(a) The Fund and the Adviser, in combination, owned more than 5% of the outstanding voting shares of the company during the year ended May 31, 2022.

The accompanying notes are an integral part of these financial statements.

Annual Report |  12

TARKIO FUND

STATEMENT OF ASSETS AND LIABILITIES

MAY 31, 2022

Assets:
Investments in Securities, at Value (Cost $78,344,204)	$ 122,328,857
Investment in Affiliated Security, at Value (Cost $18,670,991)	20,467,153
Cash	25,792
Receivables:
Shareholder Subscriptions	13,327
Dividends	362,087
Total Assets	143,197,216
Liabilities:
Payables:
Shareholder Redemptions	59
Accrued Adviser Fees	88,877
Accrued Service Fees	29,625
Total Liabilities	118,561
Net Assets	$ 143,078,655

Net Assets Consist of:
Paid In Capital	$ 87,049,984
Distributable Earnings	56,028,671
Net Assets, for 5,531,652 Shares Outstanding (unlimited shares authorized)	$ 143,078,655

Net asset value, offering price, and redemption price per share	$ 25.87

The accompanying notes are an integral part of these financial statements.

Annual Report |  13

TARKIO FUND

STATEMENT OF OPERATIONS

For the year ended MAY 31, 2022

Investment Income:
Dividends (Net of foreign withholding tax of $2,588)	$ 1,884,272
Total Investment Income	1,884,272

Expenses:
Advisory Fees (Note 4)	1,210,032
Service Fees (Note 4)	403,344
Total Expenses	1,613,376

Net Investment Income	270,896

Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain on Investments	11,616,228
Net Realized Gain on Affiliated Investments	6,331
Net Change in Unrealized Depreciation on Investments	(24,521,344)
Net Change in Unrealized Depreciation on Affiliated Investments	(16,390,919)
Net Realized and Unrealized Loss on Investments	(29,289,704)

Net Decrease in Net Assets Resulting from Operations	$ (29,018,808)

The accompanying notes are an integral part of these financial statements.

Annual Report |  14

TARKIO FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	5/31/2022	5/31/2021
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 270,896	$ 800,999
Net Realized Gain on Investments	11,616,228	4,237,706
Net Realized Gain (Loss) on Affiliated Investments	6,331	(647,830)
Net Change in Unrealized Appreciation (Depreciation) on Investments	(24,521,344)	64,731,065
Net Change in Unrealized Appreciation (Depreciation) on Affiliated Investments	(16,390,919)	13,472,564
Net Increase (Decrease) in Net Assets Resulting from Operations	(29,018,808)	82,594,504

Distributions to Shareholders:
Distributions	(2,318,878)	(669,693)
Total Dividends and Distributions Paid to Shareholders	(2,318,878)	(669,693)

Capital Share Transactions (Note 5):
Proceeds from Sale of Shares	6,654,650	2,609,948
Net Asset Value of Shares Issued on Reinvestment of Dividends	2,318,878	669,693
Cost of Shares Redeemed	(3,133,435)	(7,640,782)
Net Increase (Decrease) in Net Assets from Shareholder Activity	5,840,093	(4,361,141)

Net Assets:
Net Increase (Decrease) in Net Assets	(25,497,593)	77,563,670
Beginning of Year	168,576,248	91,012,578
End of Year	$143,078,655	$168,576,248

The accompanying notes are an integral part of these financial statements.

Annual Report |  15

TARKIO FUND

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each year.

Years Ended				
	5/31/2022	5/31/2021	5/31/2020	5/31/2019	5/31/2018
Net Asset Value, at Beginning of Year	$ 31.60	$ 16.48	$ 18.00	$ 20.52	$ 18.93
Income (Loss) From Operations:					
Net Investment Income *	0.05	0.15	0.02	0.14	0.07
Net Realized and Unrealized Gain (Loss) on Investments	(5.35)	15.09	(0.51)	(2.12)	1.89
Total from Investment Operations	(5.30)	15.24	(0.49)	(1.98)	1.96
Distributions:					
Net Investment Income	(0.04)	(0.12)	(0.03)	(0.11)	(0.04)
Realized Gains	(0.39)	-	(1.00)	(0.43)	(0.33)
Total from Distributions	(0.43)	(0.12)	(1.03)	(0.54)	(0.37)
Net Asset Value, at End of Year	$ 25.87	$ 31.60	$ 16.48	$ 18.00	$ 20.52
Total Return **	(16.95)%	92.70%	(3.67)%	(9.36)%	10.21%
Ratios/Supplemental Data:					
Net Assets at End of Year (Thousands)	$ 143,079	$ 168,576	$ 91,013	$ 97,563	$ 102,690
Ratio of Expenses to Average Net Assets	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of Net Investment Income to Average Net Assets	0.17%	0.62%	0.13%	0.72%	0.32%
Portfolio Turnover	12.86%	12.32%	18.76%	20.10%	27.67%

* Per share net investment income (loss) has been determined on the basis of average shares method.

** Total Return represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of all Fund distributions.

The accompanying notes are an integral part of these financial statements.

Annual Report |  16

TARKIO FUND

NOTES TO FINANCIAL STATEMENTS

MAY 31, 2022

1.    ORGANIZATION

The Clark Fork Trust (the “Trust”) is registered as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”) and was organized as a statutory trust under the laws of Delaware by the filing of a Certificate of Trust on October 28, 2010.  The Trust is authorized to issue one or more series of beneficial interests and issue classes of any series or divide shares of any series into two or more separate classes.  The Trust currently consists of one series of units of beneficial interest (“shares”) called the Tarkio Fund (the “Fund”). The Fund is a non-diversified fund.  The investment adviser to the Fund is Front Street Capital Management, Inc. (the “Adviser”).

The Fund’s investment objective is long term growth of capital.

2.    SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946-Financial Services-Investment Companies.

SECURITY VALUATIONS: All investments in securities are recorded at their estimated fair value as described in Note 3.

FEDERAL INCOME TAXES: The Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.  It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code.  This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income.  In addition, it is the Fund’s policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2019-2021), or expected to be taken in the Fund’s 2022 year-end tax returns. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Annual Report |  17

TARKIO FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MAY 31, 2022

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations when incurred.  During the year ended May 31, 2022, the Fund did not incur any interest or penalties.

USE OF ESTIMATES: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

DISTRIBUTIONS TO SHAREHOLDERS:  Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes.  These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund.

INVESTMENT INCOME AND SECURITIES TRANSACTIONS:  The Fund records security transactions on the trade date.  Dividend income is recognized on the ex-dividend date. Interest income is recognized on an accrual basis. The Fund uses the specific identification method in computing gain or loss on sale of investment securities.

3.  SECURITIES VALUATIONS

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the

Annual Report |  18

TARKIO FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MAY 31, 2022

security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS: The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity securities (common stock) - Equity securities are valued by using market quotations furnished by a pricing service when the Adviser believes such prices accurately reflect the fair value of such securities. Securities that are traded on any stock exchange are valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is valued by the pricing service at its last bid price. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. Securities traded in the NASDAQ over-the-counter market are valued by the pricing service at the NASDAQ Official Closing Price. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value or when restricted or illiquid securities are being valued, such securities are valued at a fair value as determined by the Adviser in good faith, in accordance with guidelines adopted by and subject to review of the Board of Trustees (“Board”). Manually priced securities held by the Fund (if any) are reviewed by the Board on a quarterly basis, and are categorized as Level 2 or 3, depending on the inputs used.

Money market funds are generally priced at the ending net asset value (“NAV”) provided by the service agent of the funds. These securities will be categorized as Level 1 securities.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of May 31, 2022:

Valuation Inputs of Assets *	Level 1	Level 2	Level 3	Total
Common Stock	$ 142,409,155	$ -	$ -	$ 142,409,155
Money Market Fund	386,855	-	-	386,855
Total	$ 142,796,010	$ -	$ -	$ 142,796,010

* See the Schedule of Investments for categories by industry.

The Fund did not hold any Level 3 assets or derivative instruments at any time during the year ended May 31, 2022.

Annual Report |  19

TARKIO FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MAY 31, 2022

AFFILIATED COMPANIES: If a Fund and/or Adviser owns 5% or more of the outstanding voting securities, either directly or indirectly, of a particular issuer, the 1940 Act deems such an issuer to be an “affiliate” of the Fund. As of and during the year ended May 31, 2022, the Fund and Adviser, in combination, owned 5% or more of the outstanding voting securities of the issuers identified in the table below and therefore those issuers are considered affiliates of that Fund for purposes of the 1940 Act. The table below sets forth information regarding the Fund’s investments in an affiliated company.

The Manitowoc Co., Inc.
Market Value as of May 31, 2021	$ 20,477,842
Purchases	2,579,774
Sales	(81,424)
Net Realized Gain on Sale of Investments	6,331
Net Change in Unrealized Depreciation on Investments Held at Period End	(10,564,373)
Market Value as of May 31, 2022	$ 12,418,150
Share Balance as of May 31, 2022	953,775
Dividend Income	$ -

The Container Store Group, Inc.
Market Value as of May 31, 2021	$ 12,654,192
Purchases	1,221,358
Sales	-
Net Realized Gain on Sale of Investments	-
Net Change in Unrealized Depreciation on Investments Held at Period End	(5,826,547)
Market Value as of May 31, 2022	$ 8,049,003
Share Balance as of May 31, 2022	1,045,325
Dividend Income	$ -

4.  RELATED PARTY TRANSACTIONS

INVESTMENT ADVISER: Front Street Capital Management, Inc. serves as investment adviser to the Fund.  Subject to the authority of the Board, the Adviser is responsible for management of the Fund's investment portfolio. The Adviser is responsible for selecting the Fund's investments according to the Fund's investment objective, policies and restrictions. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly in arrears at an annual rate of 0.75% of the average daily net assets of the Fund during the term of the Investment Advisory Agreement (“Agreement”).

Under the Agreement, the Adviser, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Fund.  The Adviser pays the operating expenses of the Fund excluding fees payable under the Agreement and the Services Agreement, brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), the costs of acquired fund fees and expenses, and extraordinary expenses.  For the year ended May 31, 2022, the

Annual Report |  20

TARKIO FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MAY 31, 2022

Adviser earned $1,210,032 in advisory fees.  At May 31, 2022, the Fund owed the Adviser $88,877.

The Fund entered into a Services Agreement with the Adviser. Under the Services Agreement the Adviser is obligated to provide executive and administrative services, assist in the preparation of the Trust’s tax returns and various reports to shareholders, and provide non-investment related statistical and research data.  In addition, the Adviser is also obligated to pay for certain operational expenses of the Fund including those related to transfer agency, fund accounting, audit, legal and chief compliance officer services.  Under the Services Agreement, the Adviser receives a fee of 0.25% of the average daily net assets of the Fund.  For the year ended May 31, 2022, the Fund incurred $403,344 in service fees. At May 31, 2022 the Fund owed $29,625 in service fees to the Adviser.

Officers and a Trustee of the Trust are also Officers of the Adviser.

5.  CAPITAL SHARE TRANSACTIONS

Transactions in capital stock were as follows:

	Year Ended May 31, 2022		Year Ended May 31, 2021
	Shares	Amount	Shares	Amount
Shares sold	223,683	$ 6,654,650	106,358	$ 2,609,948
Shares issued in reinvestment of dividends	78,287	2,318,878	26,820	669,693
Shares redeemed	(104,696)	(3,133,435)	(321,667)	(7,640,782)
Net increase (decrease)	197,274	$ 5,840,093	(188,489)	$ (4,361,141)

6.  INVESTMENT TRANSACTIONS

For the year ended May 31, 2022, purchases and sales of investment securities, other than short-term investments, were as follows:

Purchases

Investment Securities                          $ 24,360,384

Sales

Investment Securities                          $ 20,669,251

7.  TAX INFORMATION

As of May 31, 2022, the net unrealized appreciation of investments for tax purposes was as follows:

Gross Appreciation	$ 52,447,576
Gross (Depreciation)	(7,829,064)
Net Appreciation on Investments	$ 44,618,512

Annual Report |  21

TARKIO FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MAY 31, 2022

At May 31, 2022, the aggregate cost of securities for federal income tax purposes was $98,177,498.

As of the fiscal year ended May 31, 2022, the components of distributable earnings/(accumulated losses) on a tax basis are as follows:

Accumulated undistributed ordinary income	$ 683,164
Accumulated undistributed capital gain	10,726,995
Unrealized appreciation	44,618,512
$ 56,028,671

The difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales.

8.  DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended May 31, 2022 and 2021 were as follows:

	2022	2021
Ordinary Income	$ 283,771	$ 669,693
Long-Term Capital Gain	$ 2,035,107	$ -

Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from GAAP.

9.  COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Fund may enter into contracts that may contain a variety of representations and warranties and provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, management considers the risk of loss from such claims to be remote.

10.  CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2 (a) (9) of the 1940 Act. As of May 31, 2022, TD Ameritrade, Inc. held in an omnibus account for the benefit of others approximately 78% of the voting securities of the Fund. The Fund does not know whether any underlying accounts of TD Ameritrade, Inc., owned or controlled 25% of the voting securities of the Fund.

11.  MARKET RISK

Overall market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the

Annual Report |  22

TARKIO FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MAY 31, 2022

securities markets. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions and depressions, or other events could have a significant impact on the Fund and its investments and could result in increased liquidity risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns.  During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments.

12.  SUBSEQUENT EVENTS

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.  Management has evaluated the impact of all subsequent events on the Fund through the issuance date of these financial statements and has noted no additional events requiring accounting or disclosure.

Annual Report |  23

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

 To the Shareholders of Tarkio Fund and

Board of Trustees of Clark Fork Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Tarkio Fund (the “Fund”), a series of Clark Fork Trust, as of May 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material aspects, the financial position of the Fund as of May 31, 2022, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of May 31, 2022, by correspondence with the custodian.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2011.

COHEN & COMPANY, LTD.

Cleveland, Ohio

July 25, 2022

Annual Report |  24

TARKIO FUND

EXPENSE ILLUSTRATION

MAY 31, 2022 (UNAUDITED)

Expense Example

As a shareholder of the Tarkio Fund, you incur costs such as ongoing costs which consist of management fees and service fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, December 1, 2021 through May 31, 2022.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	December 1, 2021	May 31, 2022	December 1, 2021 to May 31, 2022
Actual	$1,000.00	$868.48	$4.66
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,019.95	$5.04

* Expenses are equal to the Fund's annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Annual Report |  25

TARKIO FUND

TRUSTEES & OFFICERS

MAY 31, 2022 (UNAUDITED)

Name, Address(1) and Age	Position(s) with the Trust	Length of Term of Office and Time Served	Principal Occupation(s) during Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees and Officers
Russell Piazza (2) (66)	Interested Trustee and Chairman of the Board of Trustees and President	Indefinite Term; Since 2011	Registered Representative, Crowell Weedon & Co. (stock brokerage and financial advisory services company), 1977 to 1979. President & Portfolio Manager, Vice President of Investments, Piper Jaffray & Co. (stock brokerage and investment advisory firm), 1979 to 2006. Portfolio Manager, Front Street Capital Management, Inc., 2006 to Present.	1	None
Virginia Belker (56)	Chief Compliance Officer	Indefinite Term; Since 2011

Branch Administrative Manager, Piper Jaffray & Co. (stock brokerage and investment advisory firm), 2006. Branch Administrative Manager, UBS Financial Services, 2006. Chief Compliance Officer, Front Street Capital Management, Inc. 2006 to Present.

				N/A	N/A
Michele Blood (56)	Treasurer	Indefinite Term; Since 2015

Senior Registered Investment Assistant at Piper Jaffray & Co. (stock brokerage and investment advisory firm),  from 1987 until 2006 (merged with UBS Financial Services in 2006).  Co-founder and Vice President of Front Street Capital Management, Inc. 2006 to present.  Michele received her certificate of Accounting and Technology from the University of Montana, College of Technology.

				N/A	N/A
John H. Lively (53)	Secretary	Indefinite Term; Since 2010	Attorney, Practus, LLP (law firm), May 1, 2018 to present; Attorney, The Law Offices of John H. Lively & Associates, Inc. (law firm), March 2010 to April 30, 2018.	N/A	N/A
Independent Trustees
Simona Stan (56)	Independent Trustee	Indefinite Term; Since 2011	Associate Professor of Marketing and Interim Director of the MBA Program in the School of Business Administration at the University of Montana College of Business (Since 2006); Assistant Professor at University of Oregon (2001 – 2006).	1	None
Michael Munsey (75)	Independent Trustee	Indefinite Term, Since May 2013	Owner, The Depot (restaurant), Missoula, Montana, founded in 1974	1	None

(1) The address of each trustee and officer is c/o Clark Fork Trust, 218 East Front Street, Suite 205, Missoula, Montana 59802.

(2) Trustee who is considered an "interested person" as defined in Section 2(a)(19) of the Investment Company Act of 1940 by virtue of his affiliation with the Adviser.

Annual Report |  26

TARKIO FUND

ADDITIONAL INFORMATION

MAY 31, 2022 (UNAUDITED)

Proxy Voting - A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12 month period ended June 30, are available without charge upon request by (1) calling the Fund at (800) 231-2901 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

Portfolio Holdings - The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT.  The Fund’s first and third fiscal quarters end on February 28 and August 31. The Form N-PORT filing must be made within 60 days of the end of the quarter. The Fund’s Forms N-PORT are available on the SEC’s website at http://sec.gov, or this information may be obtained, after paying a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov. You may also obtain copies by calling the Fund at 1-800-231-2901.

Additional Information - The Fund's Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free (800) 231-2901 to request a copy of the SAI or to make shareholder inquiries.

Liquidity Risk Management Program - The Fund has adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act. The program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the year ended May 31, 2022, the Trust’s Liquidity Risk Management Program Administrator (the “Program Administrator”) reviewed the Fund’s investments and determined that the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Program Administrator's report concluded that (i) the Fund's investment strategy remains appropriate for an open-end fund; (ii) the Fund’s liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (iii) the Fund’s liquidity risk management program has been effectively implemented.

Annual Investment Advisory Agreement Renewal – At a meeting held on April 27, 2022, the Board of Trustees (the “Board”) considered the renewal of the Investment Advisory Agreement (the “Agreement”) between the Trust and Front Street Capital Management, Inc. (the “Adviser”) on behalf of the Tarkio Fund (the “Fund”). In approving the Agreement, the Board of Trustees considered and evaluated the following factors: (i) the investment performance of the Fund and the Adviser; (ii) the nature, extent and quality of the services provided by the Adviser to the Fund; (iii) the cost of the services to be provided and the profits to be realized by the Adviser from the relationship with the Fund; (iv) the extent to which economies of scale will be realized as the Fund

Annual Report |  27

TARKIO FUND

ADDITIONAL INFORMATION (CONTINUED)

MAY 31, 2022 (UNAUDITED)

grows and whether the fee levels reflect these economies of scale for the benefit of shareholders; and (v) the Adviser’s practices regarding possible conflicts of interest.

In assessing these factors and reaching its decisions, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board meetings, as well as information specifically prepared and/or presented in connection with the annual renewal process, including information presented at the meeting. The Board requested and was provided with information and reports relevant to the annual renewal of the Agreement, including: (i) reports regarding the services and support provided to the Fund and its shareholders by the Adviser; (ii) assessments of the investment performance of the Fund by personnel of the Adviser; (iii) commentary on the reasons for the performance; (iv) presentations addressing the Adviser’s investment philosophy, investment strategy, personnel, and operations; (v) compliance and audit reports concerning the Fund; (vi) disclosure information contained in the registration statement of the Trust and the Form ADV of the Adviser; (vii) information on relevant developments in the mutual fund industry and how the Fund or the Adviser are responding to them; and (viii) a memorandum from Counsel, that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the Agreement, including the material factors set forth above and the types of information included in each factor that should be considered by the Board in order to make an informed decision. The Board also requested and received various informational materials including, without limitation: (i) documents containing information about the Adviser, including financial information, a description of personnel and the services provided to the Fund, information on investment advice, performance, summaries of Fund expenses, compliance program, current legal matters, and other general information; (ii) comparative expense and performance information for other mutual funds with strategies similar to the Fund; (iii) the anticipated effect of size on the Fund’s performance and expenses; and (iv) benefits to be realized by the Adviser from its relationship with the Fund. The Board did not identify any particular information that was most relevant to its consideration to approve the Agreement and each Trustee may have afforded different weight to the various factors.

1.

Nature, Extent, and Quality of the Services Provided by the Adviser

In considering the nature, extent, and quality of the services provided by the Adviser, the Trustees reviewed the responsibilities of the Adviser under the Agreement. The Trustees reviewed the services being provided by the Adviser to the Fund including, without limitation: the quality of its investment advisory services (including research and recommendations with respect to portfolio securities); its process for formulating investment decisions and assuring compliance with the Fund’s investment objective, strategies, and limitations, as well as for ensuring compliance with regulatory requirements; its coordination of services for the Fund among the service providers and the Independent Trustees; its efforts to promote the Fund and grow its assets; and its provision of a Chief Compliance Officer and a Liquidity Risk Management Program Administrator to the Fund. The Trustees noted the Adviser’s continuity of, and commitment to retain, qualified personnel and its commitment to maintain and enhance its resources and systems; the commitment of the Adviser’s personnel to finding alternatives and options that allow the Fund to maintain its goals; and the Adviser’s

Annual Report |  28

TARKIO FUND

ADDITIONAL INFORMATION (CONTINUED)

MAY 31, 2022 (UNAUDITED)

continued cooperation with the Independent Trustees and Counsel for the Fund. The Trustees evaluated the Adviser’s personnel, including the education and experience of its personnel. They considered the Adviser’s team approach to managing the Fund’s portfolio and its efforts in the area of succession planning. The Trustees discussed the Adviser’s ongoing efforts to educate investors about the Fund and the Adviser’s overall investment philosophy.  After reviewing the foregoing information and further information in the materials provided by the Adviser (including the Adviser’s Form ADV), the Board concluded that, in light of all the facts and circumstances, the nature, extent, and quality of the services provided by the Adviser were satisfactory and adequate for the Fund.

2.

Investment Performance of the Fund and the Adviser

In considering the investment performance of the Fund and the Adviser, the Trustees compared the short and long-term performance of the Fund with the performance of a group of mid-cap blend funds as categorized by Morningstar as the Fund’s peer group (the “Category”).  The Category performance data covered year-to-date, 1-year, 3-year, 5-year, and 10-year periods. The Fund outperformed its Category average for the year-to-date, 3-year, 5-year, and 10-year periods, but trailed the average for the 1-year period. The Trustees noted that the Fund is in the top decile (top 10%) of its Category for the 10-year period. The Trustees noted that the Adviser manages separate accounts with the same investment objective as the Fund and that most of these accounts performed similarly with the Fund’s performance for the calendar year 2021.  It was noted that performance differences between the separate accounts and the Fund are attributed primarily to differences in cash flows of the Fund versus those of the separate accounts.  The Trustees discussed the Adviser’s investment process, noting that the Fund has experienced periods of outperformance as well underperformance relative to its benchmark index and Category average over the life of the Fund.  The Trustees further noted that the Fund is not managed to track the performance of the benchmark index or its Category average.  After reviewing and discussing the investment performance of the Fund further, the Adviser’s experience managing the Fund, the Adviser’s historical investment performance, and other relevant factors, the Board concluded, in light of all the facts and circumstances, that the investment performance of the Fund and the Adviser was satisfactory.

3.

Costs of the Services to be provided and profits to be realized by the Adviser

In considering the costs of the services to be provided and profits to be realized by the Adviser from the relationship with the Fund, the Trustees considered: (1) the Adviser’s financial condition and the level of commitment to the Fund and the Adviser by the principals of the Adviser; (2) the asset level of the Fund; (3) the overall expenses of the Fund; and (4) the nature and frequency of advisory fee payments. The Trustees noted that the Adviser was profitable for the 2021 calendar year regarding its services to the Fund. The Trustees reviewed information provided by the Adviser regarding its profits associated with managing the Fund. The Trustees also considered potential benefits for the Adviser in managing the Fund. The Trustees then compared the fees and expenses of the Fund to its Category.  They found that the Fund’s overall expense ratio of 1.00% per annum was 0.03% less than the Category average.  The Trustees also

Annual Report |  29

TARKIO FUND

ADDITIONAL INFORMATION (CONTINUED)

MAY 31, 2022 (UNAUDITED)

considered that the Adviser pays certain of the Fund’s operating expenses out of its management fee and administrative services fee. Based on the foregoing, the Board concluded that the fees to be paid to the Adviser and the profits to be realized by the Adviser, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by the Adviser.

4.

Economies of Scale

The Trustees next considered the impact of economies of scale on the Fund’s size and whether advisory fee levels reflect those economies of scale for the benefit of the Fund’s investors. The Trustees considered that while the advisory fee remained the same at all asset levels, the Fund’s shareholders had experienced benefits from the fact that the Adviser was obligated to pay certain of the Fund’s operating expenses which had the effect of limiting the overall fees paid by the Fund.  The Trustees also considered the Adviser’s decision to voluntarily reduce its management fee over the years. In light of its ongoing consideration of the Fund’s asset levels, expectations for growth in the Fund, and fee levels, the Board determined that the Fund’s fee arrangements, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by the Adviser.

5.

Possible conflicts of interest and benefits to the Adviser.

In considering the Adviser’s practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Fund; the basis of decisions to buy or sell securities for the Fund and the Adviser’s other accounts; and the substance and administration of the Adviser’s code of ethics. The Trustees also considered disclosure in the registration statement of the Trust relating to the Adviser’s potential conflicts of interest.  The Trustees also considered the Adviser’s practices regarding brokerage and portfolio transactions, including particularly the Adviser’s practice for seeking best execution for the Fund’s portfolio transactions and potential benefits that may be viewed as soft dollars that could result from its trading. The Trustees considered the process by which evaluations are made, noting that the Fund is no longer charged brokerage commissions on its exchange traded equity trades. The Trustees did not identify any other potential benefits (other than the management fee and administrative services fee) that would inure to the Adviser. Based on the foregoing, the Board determined that the standards and practices of the Adviser relating to the identification and mitigation of potential conflicts of interest and the benefits to be realized by the Adviser in managing the Fund were satisfactory.

Annual Report |  30

INVESTMENT ADVISER

Front Street Capital Management, Inc.

218 East Front Street, Suite 205

Missoula, MT  59802

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.

1350 Euclid Ave., Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

Practus, LLP

11300 Tomahawk Creek Pkwy., Suite 310

Leawood, KS 66211

CUSTODIAN

Huntington National Bank

41 South Street

Columbus, OH 43125

TRANSFER AGENT AND FUND ACCOUNTANT

Mutual Shareholder Services, LLC

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

DISTRIBUTOR

Arbor Court Capital, LLC

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(c)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

Item 3. Audit Committee Financial Expert.

(a)(1)	The registrant does not have an audit committee financial expert serving on its audit committee.

(a)(2)	Not applicable.

(a)(3)

At this time, the registrant believes that the collective experience provided by the members of the audit committee together offer the registrant adequate oversight for the registrant's level of financial complexity.

Item 4. Principal Accountant Fees and Services

(a)

Audit Fees

FY 2022

$ 13,500

FY 2021

$ 13,500

(b)

Audit-Related Fees

Registrant

FY 2022

$ 0

FY 2021

$ 0

(c)

Tax Fees

Registrant

FY 2022

$ 3,500

FY 2021

$ 3,500

Nature of the fees:

Tax preparation and filing.

(d)

All Other Fees

Registrant

FY 2022

$ 0

FY 2021

$ 0

(e)	(1)	Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

(2)	Percentages of Services for which the Pre-Approval Requirement is Waived

Registrant

Audit-Related Fees:	0%
Tax Fees:	0%
All Other Fees:	0%

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than fifty percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant                 Adviser

FY 2022                  $3,500                         $0

FY 2021                  $3,500                        NA

(h)           Not applicable.  The auditor performed no services for the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies.   Not applicable.

Item 6. Schedule of Investments. Schedule filed with Item 1.

Item 7. Disclosure of Closed End fund Proxy Voting Policies/Procedures. Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9. Purchases of Equity Securities by Closed End Funds. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders. The guidelines applicable to shareholders desiring to submit recommendations for nominees to the Registrant's board of trustees are contained in the Trust’s Statement of Additional Information.

Item 11. Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable.

Item 13.  Exhibits.

(a) (1)                      Code is filed herewith.

(2)

Certifications by the registrant's principal  executive  officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule  30a-2under the Investment  Company Act of 1940 are filed herewith.

     (3)                      Not Applicable

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Clark Fork Trust

By /s/ Russell T. Piazza

     Russell T. Piazza

     Chairman of the Board, Principal Executive Officer

Date: July 27, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By /s/ Russell T. Piazza

      Russell T. Piazza

      Chairman of the Board, Principal Executive Officer

Date: July 27, 2022

By /s/ Michele Blood

      Michele Blood

      Principal Financial Officer, Treasurer

Date: July 27, 2022